00000000000080291028005062020

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$801,030.00	05-06-2020	05-06-2022	80291	01		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Corporation: TearLab Research (TIN: 33-1038182)
940 S Kimball Avenue, Suite 100
Southlake, TX 76092

Lender: Vista Bank
Fort Worth Office
1300 Summit Ave, Suite 100
Fort Worth, TX 76102

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is TearLab Research ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Texas. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 940 S Kimball Avenue, Suite 100, Southlake, TX 76092. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on **May 6, 2020**, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS. The following named persons and entities are officers of TearLab Research:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

AGENT. The agent of the Corporation is:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
Michael Marquez	CFO	Y	X DocuSigned by: Michael Marquez

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officers may in their discretion deem reasonably necessary or proper in order to carry into

effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: **None.**

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officers and agent named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signatures set opposite the names listed above are their genuine signatures.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated May 6, 2020.

CERTIFIED TO AND ATTESTED BY:

DocuSigned by:

X Michael Marquez

Michael Marquez, CFO of TearLab Research

NOTE: If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

000000000000080291000005062020

CERTIFICATION OF BENEFICIAL OWNER(S)

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$801,030.00	05-06-2020	05-06-2022	80291	01		***	

References in the boxes above are for use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Persons opening an account on behalf of a legal entity must provide the following information:

a. Name and Title of Natural Person Opening Account:

Michael Marquez, CFO of TearLab Research

b. Name, Type, and Address of Legal Entity for Which the Account is Being Opened:

TearLab Research, Corporation, 940 S Kimball Avenue, Suite 100, Southlake, TX 76092

c. The following information for each individual, if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25 percent or more of the equity interests of the legal entity listed above:

Not Applicable

d. The following information for one individual with significant responsibility for managing the legal entity listed above, such as:

☒ An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or

☐ Any other individual who regularly performs similar functions.

(If appropriate, an individual listed under section (c) above may also be listed in this section (d)).

Name/Title	Date of Birth	Address (Res. or Bus. Street Address)	For U.S. Persons[1]	For Non-U.S. Persons[2]
Michael Marquez, Chief Financial Officer	06-07-1982	4200 Inwood Ln, Colleyville, TX 76034, USA	459-97-5692	

I, Michael Marquez (name of natural person opening account), hereby certify, to the best of my knowledge, that the information provided above is complete and correct, and on behalf of TearLab Research, I agree to notify the financial institution of any change in such information.

DocuSigned by:

By: Michael Marquez
Michael Marquez, CFO of TearLab Research

5/7/2020
Date

[1]U.S. Persons must provide a Social Security Number.

[2]Non-U.S. Persons must provide a Social Security Number, passport number and country of issuance, or similar identification number. In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

Legal Entity Identifier: ______________________________ (Optional)

00000000000080291095505062020

Vista Bank

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$801,030.00	05-06-2020	05-06-2022	80291	01		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: TearLab Research (TIN: 33-1038182)
940 S Kimball Avenue, Suite 100
Southlake, TX 76092

Lender: Vista Bank
Fort Worth Office
1300 Summit Ave, Suite 100
Fort Worth, TX 76102

Principal Amount: $801,030.00 **Interest Rate: 1.000%** **Date of Note: May 6, 2020**

PROMISE TO PAY. TearLab Research ("Borrower") promises to pay to Vista Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Eight Hundred One Thousand Thirty & 00/100 Dollars ($801,030.00), together with interest on the unpaid principal balance from May 6, 2020, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 1.000% per annum, until maturity. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. Borrower will pay this loan in 18 payments of $45,079.96 each payment. Borrower's first payment is due December 6, 2020, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on May 6, 2022, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the interest rate over the number of days in a year (365 for all years, including leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

INDEMNITY. BORROWER SHALL INDEMNIFY, DEFEND, PROTECT AND HOLD HARMLESS LENDER, IT'S SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LIABILITY, DAMAGE, LOSS, COST OR EXPENSE (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES), ACTION, PROCEEDING, CLAIM OR DISPUTE INCURRED OR SUFFERED BY THE FOREGOING PARTIES SO INDEMNIFIED, IN RESPECT OF THE FOLLOWING: (i) ANY LITIGATION CONCERNING THIS NOTE, THE OTHER LOAN DOCUMENTS, PAYCHECK PROTECTION PROGRAM UNDER THE CARES ACT ("PPP"), OR ANY INTEREST OF BORROWER OR LENDER THEREIN; (ii) ANY DISPUTE, INCLUDING DISPUTES AS TO THE DISBURSEMENT OF PROCEEDS OF THE NOTE; (iii) ANY ACTION TAKEN OR NOT TAKEN BY LENDER OR WHICH IS ALLOWED OR PERMITTED UNDER THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS RELATING TO BORROWER, THE PPP, OR ANY CONSTITUENT PARTIES; and (iv) ANY ACTION BROUGHT BY THE UNITED STATES TREASURY OR SMALL BUSINESS ADMINISTRATION AGAINST BORROWER UNDER THIS NOTE OR THE OTHER LOAN DOCUMENTS, WHETHER OR NOT SUCH ACTION IS PROSECUTED TO A FINAL, NON-APPEALABLE JUDGMENT. THE PROVISIONS OF THIS SECTION SHALL SURVIVE REPAYMENT OF THE INDEBTEDNESS AND PERFORMANCE OF THE OBLIGATIONS, THE TRANSFER BY LENDER OF ANY OR ALL OF ITS RIGHT, TITLE AND INTEREST IN OR TO THE NOTE AND THE EXERCISE BY LENDER OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE LOAN DOCUMENTS.

In the event any of the documents evidencing and/or securing the Loan contain any typographical errors or misstate or inaccurately reflect the true and correct terms and provisions of the Loan and said misstatement or inaccuracy is due to unilateral mistake on the part of Lender, mutual mistake on the part of the Lender and any of the undersigned or simple clerical error, or if any essential documents are not included with the legal instruments evidencing and securing the Loan, or if through error, oversight or omission of Lender or any third party, there exists an error or omission in any documentation arising, existing, or created by or in connection with any aspect of Lender's underwriting, processing, documenting or closing the Loan, or if any deficiency in any such documentation exists with respect to any requirements of any present or future actual investor in the Loan, or should the Paycheck Protection Program be further updated, changed, modified or amended, then in such event, each of the undersigned hereby agrees that, upon request by Lender, and in order to correct such clerical error, misstatement, inaccuracy, omission or need to amend, modify or change due to the Paycheck Protection Program, each of the undersigned shall execute such new or additional documents and instruments and initial such corrected original documents as Lender may deem necessary to remedy said inaccuracy, mistake, omission or need to amend, modify or change.

PPP PROVISIONS. Borrower understands and agrees that any loan forgiveness sought pursuant to the PPP with respect to the Loan will depend on the Borrower's satisfaction of all terms and requirements of the PPP and on the SBA's payment of funds to Lender to be applied to the Loan on behalf of the Borrower. Borrower understands and agrees that it is fully responsible to repay the Loan and that Lender cannot predict or guarantee whether or not any portion of the Loan will be forgiven under the PPP and makes no representation regarding any such prospective forgiveness.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Prepayment in full shall consist of payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, and in no event will Borrower ever be required to pay any unearned interest. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will

remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Vista Bank, Fort Worth Office, 1300 Summit Ave, Suite 100, Fort Worth, TX 76102.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Note will continue to accrue interest at the interest rate under this Note.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within ten (10) days; or (2) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance under this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees. Borrower also will pay Lender all other amounts Lender actually incurs as court costs, lawful fees for filing, recording, releasing to any public office any instrument securing this Note; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Note, or premiums or identifiable charges received in connection with the sale of authorized insurance.

WHEN FEDERAL LAW APPLIES. When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Note occurred in USA County, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of USA County, State of Texas.

COLLATERAL. This loan is unsecured.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Borrower may notify Lender if Lender reports any inaccurate information about Borrower's account(s) to a consumer reporting agency. Borrower's written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: Vista Bank 1508 Texas Avenue Lubbock, TX 79401-5139.

GENERAL PROVISIONS. NOTICE: Under no circumstances (and notwithstanding any other provisions of this Note) shall the interest charged, collected, or contracted for on this Note exceed the maximum rate permitted by law. The term "maximum rate permitted by law" as used in this Note means the greater of (a) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (b) the higher, as of the date of this Note, of the "Weekly Ceiling" or the "Quarterly Ceiling" as referred to in Sections 303.002, 303.003 and 303.006 of the Texas Finance Code. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum

Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

TEARLAB RESEARCH

DocuSigned by:

By: Michael Marquez

Michael Marquez, CFO of TearLab Research

000000000000080291034505062020

Vista Bank

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$801,030.00	05-06-2020	05-06-2022	80291	01		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: TearLab Research (TIN: 33-1038182)
940 S Kimball Avenue, Suite 100
Southlake, TX 76092

Lender: Vista Bank
Fort Worth Office
1300 Summit Ave, Suite 100
Fort Worth, TX 76102

LOAN TYPE. This is a non-precomputed Fixed Rate (1.000%) Nondisclosable Installment SBAExpress Loan to a Corporation for $801,030.00 due on May 6, 2022.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ Personal, Family or Household Purposes.

☐ Personal Investment.

☒ Business, Agricultural and All Other.

SPECIFIC PURPOSE. The specific purpose of this loan is: Fund payroll costs, interest on prior debt obligations, and rent or utility payments.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $801,030.00 as follows:

Amount paid to Borrower directly: $801,030.00 Deposited to Checking Account # 7040849	$801,030.00
Note Principal:	$801,030.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MAY 6, 2020.

BORROWER:

TEARLAB RESEARCH

DocuSigned by:

By: Michael Marquez

Michael Marquez, CFO of TearLab Research

00000000000080291082005062020

Vista Bank

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$801,030.00	05-06-2020	05-06-2022	80291	01		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower: TearLab Research (TIN: 33-1038182)
940 S Kimball Avenue, Suite 100
Southlake, TX 76092

Lender: Vista Bank
Fort Worth Office
1300 Summit Ave, Suite 100
Fort Worth, TX 76102

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term "Loan" means the following described loan: a non-precomputed Fixed Rate (1.000%) Nondisclosable Installment SBAExpress Loan to a Corporation for $801,030.00 due on May 6, 2022.

Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

- Corporate Resolution: TearLab Research
- Disbursement Request and Authorization
- Promissory Note
- Notice of Final Agreement

Parties. The term "Parties" means Vista Bank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower: TearLab Research

This Notice of Final Agreement is given by Vista Bank pursuant to Section 26.02 of the Texas Business and Commerce Code. Each Party who signs below, other than Vista Bank, acknowledges, represents, and warrants to Vista Bank that it has received, read and understood this Notice of Final Agreement. This Notice is dated May 6, 2020.

BORROWER:

TEARLAB RESEARCH

DocuSigned by:

By: Michael Marquez
Michael Marquez, CFO of TearLab Research

LENDER:

VISTA BANK

DocuSigned by:

X
Jason Vinson, Executive Vice President

00000000000080291082005062020

Vista Bank

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$801,030.00	05-06-2020	05-06-2022	80291	01		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower: TearLab Research (TIN: 33-1038182)
940 S Kimball Avenue, Suite 100
Southlake, TX 76092

Lender: Vista Bank
Fort Worth Office
1300 Summit Ave, Suite 100
Fort Worth, TX 76102

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term "Loan" means the following described loan: a non-precomputed Fixed Rate (1.000%) Nondisclosable Installment SBAExpress Loan to a Corporation for $801,030.00 due on May 6, 2022.

Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

- Corporate Resolution: TearLab Research
- Disbursement Request and Authorization
- Promissory Note
- Notice of Final Agreement

Parties. The term "Parties" means Vista Bank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower: TearLab Research

This Notice of Final Agreement is given by Vista Bank pursuant to Section 26.02 of the Texas Business and Commerce Code. Each Party who signs below, other than Vista Bank, acknowledges, represents, and warrants to Vista Bank that it has received, read and understood this Notice of Final Agreement. This Notice is dated May 6, 2020.

BORROWER:

TEARLAB RESEARCH

By: DocuSigned by: Michael Marquez
Michael Marquez, CFO of TearLab Research

LENDER:

VISTA BANK

X DocuSigned by: [signature]
Jason Vinson, Executive Vice President